UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 4, 2007

AMERICAN REAL ESTATE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue, Suite 4700
New York, New York 10153
(Address of principal executive offices)(Zip code)

(212) 702-4300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Section 2 - Financial Information

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of Registrant

On April 4, 2007, American Real Estate Partners, L.P. (“AREP”) entered into a Securities Purchase Agreement with Portside Growth and Opportunity Fund, an investment fund managed by Ramius Capital Group, LLC (“Ramius Capital”), and an investment fund managed by Highbridge Capital Management, LLC (“Highbridge” and, together with Ramius Capital, the “Initial Buyers”) to sell an aggregate of $200 million of Variable Rate Senior Convertible Notes due 2013 (the “Notes”) in a private placement pursuant to Section 4(2) of the U.S. Securities Act of 1933 (the “Securities Act”). The Notes will bear interest at a rate of LIBOR minus 125 basis points, but no less than 4.0% nor higher than 5.5%, payable quarterly, and will be convertible into Depositary Units of AREP at a conversion price of $132.595 per share, subject to adjustments in certain circumstances.

Under the terms of the Securities Purchase Agreement, the Initial Buyers will have the option until April 13, 2007 to purchase up to an additional $400 million of Notes in the aggregate (the “Additional Notes”). In the event that the Initial Buyers do not purchase the full amount of such Additional Notes, AREP will have the right, until May 5, 2007, to place such unpurchased Additional Notes with other investors, subject to an option granted to the Initial Buyers to purchase up to an aggregate of $100 million of such unpurchased Additional Notes on or before April 25, 2007.

The sale of the initial Notes is expected to close on April 5, 2007. The Notes (including the Additional Notes) have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

In connection with the sale of the Notes, AREP and the Initial Buyers have entered into a Registration Rights Agreement, pursuant to which AREP has agreed to file one or more shelf registration statements with respect to resales of Depositary Units issuable upon conversion of the Notes.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities

The information provided in Item 2.03 regarding the issuance and terms of the Variable Rate Senior Convertible Notes is hereby incorporated by reference.

The Notes are being issued in a private placement pursuant to Section 4(2) of the Securities Act.

Section 8 - Other Events

Item 8.01 Other Events

On April 5, 2007, the Company issued a press release, a copy of which is furnished as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.41- Securities Purchase Agreement, dated April 4, 2007, by and among AREP and the Initial Buyers

Exhibit 10.42 - Registration Rights Agreement, dated April 4, 2007, by and among AREP and the Initial Buyers

Exhibit 10.43 - Form of Indenture, dated April 5, 2007, by and among the Company, American Real Estate Finance Corp., American Real Estate Holdings Limited Partnership, and Wilmington Trust Company, as Trustee

Exhibit 99.1 - Press release dated April 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P. (Registrant)

Date: April 5, 2007	By:	AMERICAN PROPERTY INVESTORS, INC., its General Partner

	By:	/s/ Keith A Meister
Keith A. Meister
Principal Executive Officer